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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2015 – September 30, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
September 30, 2015
Voya Money Market Fund
Classes A, B, C, I, L, O, and W
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.
Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Living in Interesting Times
Dear Shareholder,
There’s a proverb that’s commonly taken as a curse — “May you live in interesting times.” Perhaps someone invoked this curse on the global economy, for recent times certainly have been interesting. Recovery from the financial crisis has been slow, leaving many with the unsettling feeling that things still aren’t back to normal. Central banks have resorted to unconventional policy tools such as quantitative easing to stimulate the economy; while these tools have kept interest rates low and helped economies recover; they have not reignited global demand.
As of this writing in late October, the Federal Reserve has again delayed raising interest rates in the United States, China has cut its interest rates and the European Central Bank is planning to increase its stimulus program. It will be interesting to see what happens next: whether economic activity will strengthen enough to allow demand to rise naturally, or whether the global economy will continue to depend on policy support.
This economic backdrop leads to market uncertainty, which leads to intense periods of volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals. Keep sight of why you’re investing; don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your financial advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 30, 2015
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended September 30, 2015

For most of the first half of our new fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, traded in a range worth 5% of its starting level. But in August an unexpected announcement from China re-awakened other concerns which intensified and drove the Index down 8.36% for the six-month period. (The Index returned -8.16% for the six-months ended September 30, 2015, measured in U.S. dollars.)
U.S. economic data started off mixed, but were improving by the end of the period, on balance. Employment was a source of strength after a dip in March. By September, the three-month average for jobs created was 221,000 and the unemployment rate was down to 5.1%. Reservations remained however, about the low labor force participation rate and sluggish wage growth. Gross domestic product (“GDP”) edged up 0.6% annualized in the first quarter of 2015, held back by the effects of another harsh winter, but rebounded to 3.9% in the second quarter. On the other hand, industrial production growth was uneven, while retail sales were still not showing much acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The U.S. Federal Reserve Board’s pronouncements through August suggested the time for an increase was approaching, while stressing that the process would be data driven. The Federal Open Market Committee (“FOMC”) had not increased rates for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas (see below), investors seemed unnerved by this unexpected new narrative, rather than relieved.
Internationally, the European Central Bank had at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 11.0%, core inflation approached 1.0% and GDP rose 0.9% in the first half of 2015. But sentiment suffered when the integrity of the euro zone itself was threatened as Greece sought to ease the terms of its €240 billion bailout. After months of wrangling, Greece walked away from its creditors’ final offer, only to accept even stricter terms two weeks later in July, as it faced ejection from the euro zone.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years. But to many commentators these nice round numbers were suspiciously close to government targets and the real situation was much weaker. Global nervousness intensified as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) rose 64% in 2015 to June 12, fueled by retail savings and margin debt, only to plunge 25% in two months despite government intervention. On August 11 global markets were shaken when China announced a 2% devaluation of the yuan, possibly a signal that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. It also threatened competitive currency devaluations by other less developed economies, already suffering from China’s fading demand for their raw materials. By the end of September the Shanghai Composite had lost all of its gains for 2015 and had taken the world’s equities and commodities markets with it.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 0.47% in the first half of the fiscal year, while the Barclays U.S. Treasury Bond sub-index edged up 0.15%. Indices of riskier classes fared worse. The Barclays U.S. Corporate Investment Grade Bond sub-index fell 2.36%; the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 4.82%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index lost 2.20% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, dropped 6.18% in the six months through September. The price index, in the second quarter of 2015, ended a streak of nine quarterly gains, while August represented the worst month since May 2012. The consumer discretionary sector did best over the six months, slipping only 0.68%. The worst performing sectors were understandably energy and materials, slumping 18.97% and 17.29%, respectively. S&P 500® earnings per share in the second quarter of 2015, despite continuing high levels of share buybacks, recorded their first year-over-year decline since the third quarter of 2012, dragged down by the energy sector.
In currencies, the dollar gave back some of its strong gains in the previous six months. The dollar fell 3.98% against the euro, 2.04% against the pound and just 0.21% against the yen. The dollar’s gain against the yuan by the end of September was little changed from the 2% announced in August, reportedly restrained by official Chinese intervention.
In international markets, the MSCI Japan® Index had been up by more than 8% from March 31 on renewed optimism about the profitability and governance of Japanese corporations. But after China announced its currency devaluation, this was turned into a loss of 9.20% by September 30. Similarly the MSCI Europe ex UK® Index, which had set a new record in early April after the introduction of quantitative easing, the declining euro that went with it and some signs of improving data, was holding on to a slight gain before the announcement, but sank 11.27% for the six-month period. The MSCI UK® Index with its large energy and materials exposure had already been buffeted by price weakness in these commodities, as well as disappointing news from its banking sector. But a deficit of less than 1% through August 10 became a loss of 9.19% by September 30.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Voya Money Market Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2015 (as a percentage of net assets)

Asset Backed Commercial Paper	19.1%
Treasury Debt	19.0%
Certificates of Deposit	18.7%
Financial Company Commercial Paper	17.1%
Other Notes	11.2%
Investment Companies	9.3%
Other Commercial Paper	7.9%
Government Agency Debt	4.4%
Treasury Repurchase Agreement	3.3%
Liabilities in Excess of Other Assets	(10.0)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.
Portfolio Specifics: The major economic themes driving the markets during the six-month period ended September 30, 2015 were a modest U.S. economic recovery, a weak global economy and an improving labor market, but with significant slack and underemployment and inflation running below the long-term Federal Reserve Board (“Fed”) target of 2%.
The Fed continued to keep the federal funds rate in the 0.00% to 0.25% range at all of its meetings during the period, but it did project an increase in rates in the near-term if economic conditions allowed. The Fed’s longer-term projection for rates were reduced throughout the period and are now expected to result in fewer rate increases in 2016, 2017 and 2018. Yields on money market securities remained range bound at the very low end of their historical range, offering little income potential for money market funds and investors.
Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Fund during the period. Maximizing the yield and return of the Fund remains a secondary objective in light of the current market conditions and risks and the low absolute level of rates. The Fund continues to waive fees in order to maintain a 0.00% net yield as do most of the Fund’s industry peers, due to the historically low level of rates on money market securities.
The Fund followed the strategy of limiting interest rate risk by minimizing purchases of fixed rate securities with maturities beyond the end of September to protect against a possible Fed rate increase at their June, July and September meetings. In addition, the Fund maintained floating rate exposure of over 20% which should allow the Fund to take advantage of higher interest rates once the Fed does start to raise rates.
The Fund maintained excess daily and weekly liquidity over the regulatory required minimums, primarily repurchase agreements, T-bills and agency discount notes, which resulted in a lower gross yield for the Fund during the period. Repurchase agreement yields continued to average approximately seven basis points due to limited supply and excess demand during the period and were constrained by the rate paid on the Federal Reserve Reverse Repo program. The Fund held larger allocations in T-bills and agency discount notes due to the lack of higher yielding seven-day and shorter commercial paper and certificates of deposit in order to meet the liquidity minimums.
Current Strategy & Outlook: We anticipate that the Fed will maintain its target for the federal funds rate in the 0.00% to 0.25% range during the remainder of this year. Tapering of quantitative easing (“QE”) should be completed during the fourth quarter of 2015, with the Fed expected to continue reinvesting maturities, coupon payments and principal paydowns. We expect that the wind down of QE will have limited impact on money market rates so long as the Fed is viewed as separating the unwind of QE from the start of raising short-term rates. We believe that tools such as the Fed Reverse Repo facility will need to take on greater importance in maintaining short-term rates within the Fed’s target range once the central bank does start tightening and we view this as an important tool despite Fed Chair Yellen’s and others on the committee concerns that it not become too large. The initial $300 billion daily cap may be too small and lead to market dislocations at quarter-ends and eventually at month-ends. This should keep money market rates constrained in the very low trading range we have experienced the last year plus for the near term. However, it is our opinion that longer-term money market rates should be expected to increase as we get closer to the start of the Fed tightening cycle.
Our current strategy for the Fund is to continue to focus on maintaining an extended weighted average maturity (“WAM”) posture with somewhat limited credit risk. However, as we move forward and closer to Fed tightening we would expect to reduce our WAM to prepare for the coming rising rates by limiting our longer term purchases and marginally increasing our floating rate and very short-term holdings. We have already increased our floating rate exposure to over 20% and therefore have limited room to increase significantly due to the increase in the weighted average life associated with floating rate notes.
Credit exposure and risk will remain limited but could be increased modestly as credit conditions continue their slow improvement, in particular as alternatives to repurchase agreements and T-bills to meet short-term liquidity requirements.
Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Fund flexibility to take advantage of any periods of temporary increases in yields, but not as high as in previous periods given the drag in yields from the low rates on repurchase agreements and other lower risk short-term liquidity securities, including U.S. government securities.
The money market reforms passed by the Securities and Exchange Commission on July 23, 2014 have not impacted our current investment strategy and portfolio structure. Compliance with the amended money market fund regulation is generally required in 2016.
Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio•	Expenses Paid During the Period Ended September 30, 2015*	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio•	Expenses Paid During the Period Ended September 30, 2015*
Class A	$1,000.00	$1,000.00	0.20%	$1.00	$1,000.00	$1,024.00	0.20%	$1.01
Class B	1,000.00	1,000.00	0.20	1.00	1,000.00	1,024.00	0.20	1.01
Class C	1,000.00	1,000.00	0.20	1.00	1,000.00	1,024.00	0.20	1.01
Class I	1,000.00	1,000.00	0.20	1.00	1,000.00	1,024.00	0.20	1.01
Class L	1,000.00	1,000.00	0.20	1.00	1,000.00	1,024.00	0.20	1.01
Class O	1,000.00	1,000.00	0.20	1.00	1,000.00	1,024.00	0.20	1.01
Class W	1,000.00	1,000.00	0.20	1.00	1,000.00	1,024.00	0.20	1.01

*
Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

•
The annualized expense ratios reflect waivers of 0.48%, 1.48%, 1.48%, 0.48%, 0.48%, 0.73% and 0.48% of management, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero (Note 4).

STATEMENT OF ASSETS AND LIABILITIES as of September 30, 2015 (Unaudited)

ASSETS:
Short-term investments at amortized cost	$261,275,724
Cash	192,110
Receivables:
Investment securities sold	18,249,727
Fund shares sold	36,259
Dividends	987
Interest	111,942
Prepaid expenses	46,790
Receivable due from manager	114,834
Other assets	40,522
Total assets	280,068,895
LIABILITIES:
Payable for investment securities purchased	13,000,249
Payable for fund shares redeemed	29,280,599
Payable for investment management fees	102,232
Payable for distribution and shareholder service fees	2,944
Payable for directors fees	2,970
Payable to directors under the deferred compensation plan (Note 5)	40,522
Other accrued expenses and liabilities	103,137
Total liabilities	42,532,653
NET ASSETS	$237,536,242
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$237,530,333
Accumulated net investment loss	(34,199)
Accumulated net realized gain	40,108
NET ASSETS	$237,536,242

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES as of September 30, 2015 (Unaudited) (continued)

Class A
Net assets	$169,396,547
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	169,366,896
Net asset value and redemption price per share†	$1.00
Class B
Net assets	$490,887
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	490,805
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$3,378,832
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	3,378,380
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$54,016,892
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	54,008,027
Net asset value and redemption price per share	$1.00
Class L
Net assets	$2,372,698
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	2,372,325
Net asset value and redemption price per share	$1.00
Class O
Net assets	$7,832,823
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	7,831,579
Net asset value and redemption price per share	$1.00
Class W
Net assets	$47,563
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	47,552
Net asset value and redemption price per share	$1.00

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended September 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends	$8,640
Interest, net of foreign taxes withheld*	240,019
Total investment income	248,659
EXPENSES:
Investment management fees(1)	590,051
Distribution and shareholder service fees:
Class B	2,677
Class C	13,765
Class O	10,086
Transfer agent fees:
Class A	98,187
Class B	309
Class C	1,582
Class I	33,310
Class L	1,385
Class O	4,650
Class W	39
Administrative service fees(1)	18,240
Shareholder reporting expense	14,517
Registration fees	46,541
Professional fees	18,117
Custody and accounting expense	20,867
Directors fees	3,742
Miscellaneous expense	6,043
Interest expense	168
Total expenses	884,276
Net waived and reimbursed fees	(635,617)
Net expenses	248,659
Net investment income	—
REALIZED GAIN:
Net realized gain	27,899
Increase in net assets resulting from operations	$27,899
* Foreign taxes withheld	$331

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 3 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended September 30, 2015	Year Ended March 31, 2015
FROM OPERATIONS:
Net realized gain	$27,899	$29,734
Increase in net assets resulting from operations	27,899	29,734
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(21,250)
Class B	—	(108)
Class C	—	(372)
Class I	—	(8,111)
Class L	—	(349)
Class O	—	(1,018)
Class W	—	(6)
Total distributions	—	(31,214)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	309,004,387	551,897,734
Reinvestment of distributions	—	30,214
	309,004,387	551,927,948
Cost of shares redeemed	(319,097,744)	(537,683,475)
Net increase (decrease) in net assets resulting from capital share transactions	(10,093,357)	14,244,473
Net increase (decrease) in net assets	(10,065,458)	14,242,993
NET ASSETS:
Beginning of year or period	247,601,700	233,358,707
End of year or period	$237,536,242	$247,601,700
Accumulated net investment loss at end of year or period	$(34,199)	$(34,199)

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-15	1.00	—	0.00*	0.00	—	—	—	—	—	1.00	0.00	0.70	0.20(4)	0.20	0.00	169,397	—
03-31-15	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(5)	0.19	0.00*	174,152	—
03-31-14	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(6)	0.20	0.00*	149,106	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(7)	0.35	0.00	164,203	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28(8)	0.28	0.00*	166,570	—
03-31-11	1.00	(0.00)*	0.00*	0.00*	—	—	—	—	—	1.00	0.00†	0.60	0.33(9)	0.33	(0.00)*	196,702	—
Class B
09-30-15	1.00	—	0.00*	0.00*	—	—	—	—	—	1.00	0.00	1.70	0.20(4)	0.20	0.00	491	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.68	0.19(5)	0.19	(0.00)*	604	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.67	0.20(6)	0.20	0.00	1,224	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	1.64	0.35(7)	0.35	0.00	1,908	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.65	0.28(8)	0.28	0.00*	3,014	—
03-31-11	1.00	(0.00)*	0.00*	0.00	—	—	—	—	—	1.00	0.00†	1.60	0.33(9)	0.33	(0.00)*	4,377	—
Class C
09-30-15	1.00	—	0.00*	0.00	—	—	—	—	—	1.00	0.00	1.70	0.20(4)	0.20	0.00	3,379	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.68	0.19(5)	0.19	0.00*	2,526	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	1.67	0.20(6)	0.20	(0.00)*	2,907	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	1.64	0.35(7)	0.35	0.00	2,105	—
07-29-11(10) - 03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.65	0.28(8)	0.28	0.00*	2,040	—
Class I
09-30-15	1.00	—	0.00*	0.00*	—	—	—	—	—	1.00	0.00	0.70	0.20(4)	0.20	0.00	54,017	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(5)	0.19	(0.00)*	59,514	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(6)	0.20	0.00	67,367	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(7)	0.35	0.00	81,466	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28(8)	0.28	(0.01)	84,557	—
03-31-11	1.00	(0.00)*	0.00*	0.00	—	—	—	—	—	1.00	0.00†	0.60	0.33(9)	0.33	(0.00)*	100,505	—
Class L(11)
09-30-15	1.00	—	0.00*	0.00	—	—	—	—	—	1.00	0.00	0.70	0.20(4)	0.20	0.00	2,373	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(5)	0.19	(0.00)*	2,464	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(6)	0.20	(0.00)*	3,346	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(7)	0.35	0.00	4,399	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28(8)	0.28	0.00*	5,526	—
03-31-11	1.00	0.00*	0.00*	0.00*	0.00*	—	—	0.00*	—	1.00	0.00†	0.60	0.33(9)	0.33	(0.00)*	6,828	—
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class O
09-30-15	1.00	—	0.00*	0.00	—	—	—	—	—	1.00	0.00	0.95	0.20(4)	0.20	0.00	7,833	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.93	0.19(5)	0.19	(0.00)*	8,302	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.92	0.20(6)	0.20	0.00	9,330	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.89	0.35(7)	0.35	0.00	10,679	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.90	0.28(8)	0.28	0.00*	11,048	—
03-31-11	1.00	(0.00)*	0.00*	0.00	—	—	—	—	—	1.00	0.00†	0.85	0.33(9)	0.33	(0.00)*	11,470	—
Class W
09-30-15	1.00	—	0.00*	0.00	—	—	—	—	—	1.00	0.00	0.70	0.20(4)	0.20	0.00	48	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(5)	0.19	(0.00)*	40	—
03-31-14	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(6)	0.20	0.00	78	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(7)	0.35	0.00	99	—
07-29-11(10) - 03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.65	0.28(8)	0.28	0.00*	29	—

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Expense ratios reflect waivers of 0.48%, 1.48%, 1.48%, 0.48%, 0.48%, 0.73% and 0.48% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(5)
Expense ratios reflect waivers of 0.49%, 1.49%, 1.49%, 0.49%, 0.49%, 0.74% and 0.49% of management fees, distribution and shareholder servicing fees for Classes A,B,C,I,L,O and W, respectively, in order to maintain a net yield of not less than zero.

(6)
Expense ratios reflect waivers of 0.47%, 1.47%, 1.47%, 0.47%, 0.47%, 0.72% and 0.47% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(7)
Expense ratios reflect waivers of 0.29%, 1.29%, 1.29%, 0.29%, 0.29%, 0.54% and 0.29% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(8)
Expense ratios reflect waivers of 0.37%, 1.37%, 1.37%, 0.37%, 0.37%, 0.62% and 0.37% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(9)
Expense ratios reflect waivers of 0.27%, 1.27%, 0.27%, 0.27%, and 0.52% of management fees, distribution and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.

(10)
Commencement of operations.

(11)
For the years ended 2011 and 2012, Class C shareholders were converted to Class L shares of the Fund effective July 29, 2011.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†
Voya Investments, LLC made a voluntary payment of  $285,840 during the year ended March 31, 2011 to reimburse the Fund for prior years’ investment transaction losses. There was no impact on total return from this reimbursement by affiliate.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are seven separate active series which comprise the Company. This report is for Voya Money Market Fund (“Money Market” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class L, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares and Class L shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
On July 23, 2014, the SEC has adopted amendments to money market fund regulation, which when implemented may, among other things, require the Fund to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Fund to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including the Fund. Compliance with the amended money market fund regulation is generally required in 2016. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund’s Board of Directors (“Board”) has established

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.
For the period ended September 30, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund. Please refer to the table following the Portfolio of Investments for open repurchase agreements subject to the MRA on a net basis at September 30, 2015.
G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Fund had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.400% on first $500 million, 0.350% on next $500 million, 0.340% on next $1 billion, 0.330% on next $1 billion and 0.300% in excess of  $3 billion. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations.
Also, prior to May 1, 2015, the Fund had entered into an administrative agreement (“Administrative Agreement”)
with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for the Fund’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. The Administrator was contractually obligated to waive 0.02% of the administrative fee. This waiver was not eligible for recoupment. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statement of Operations.
Effective May 1, 2015, the terms of the Fund’s Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.500% on first $500 million, 0.450% on next $500 million, 0.440% on next $1 billion, 0.430% on next $1 billion and 0.400% in excess of  $3 billion. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through September 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations. Effective May 1, 2015, the Investment Adviser is contractually obligated to waive 0.02% of the management fee through January 1, 2017. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 4 — DISTRIBUTION AND SERVICE FEES
Class B and Class C shares of the Fund have a Distribution and Shareholder Services Plan and Class O shares of the Fund have a Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

rate of 1.00% for Class B and Class C shares and 0.25% for Class O shares of the value of average daily net assets of the respective class for expenses incurred in the distribution. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund. This waiver is not eligible for recoupment. For the period ended September 30, 2015, the Distributor waived $10,086 of such fees. Termination or modification of this obligation requires approval by the Board.
Voya Investments and the Distributor have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. There is no guarantee the Fund will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by Voya Investments within three years subject to certain restrictions. Distribution and shareholder services fees waived are not subject to recoupment. For the period ended September 30, 2015, Voya Investments and the Distributor waived $584,749 of management fees and $16,442 of class specific distribution and shareholder servicing fees (in addition to the Class O waiver described above) to maintain a net yield of not less than zero. The class specific waiver was comprised of the following amounts per class:
	Distribution Fee	Shareholder Servicing Fee
Class B	$2,008	$669
Class C	$10,324	$3,441
Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any.
As of September 30, 2015, amounts of waived or reimbursed fees that are subject to possible recoupment by Voya Investments, and the related expiration dates are as follows:
September 30,
2016	2017	2018	Total
975,170	1,230,989	1,154,838	$3,360,997
The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended September 30, 2015, the Distributor retained the following amounts in sales charges:
Class C
Contingent Deferred Sales Charges:	$250
NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At September 30, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	33.50%
Voya Investments Distributor, LLC	14.17
Voya Retirement Insurance and Annuity Company	22.84
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 6 — LINE OF CREDIT
The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended September 30, 2015 the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
1	$5,488,000	1.12%

NOTE 7 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
9/30/2015	302,538,223	—	—	(307,350,229)	(4,812,006)	302,575,183	—	—	(307,350,229)	(4,775,046)
3/31/2015	533,333,401	—	21,139	(508,307,370)	25,047,170	533,333,401	—	21,139	(508,307,370)	25,047,170
Class B
9/30/2015	28,010	—	—	(141,526)	(113,516)	28,116	—	—	(141,526)	(113,410)
3/31/2015	3,083	—	94	(622,518)	(619,341)	3,083	—	94	(622,518)	(619,341)
Class C
9/30/2015	1,697,339	—	—	(845,490)	851,849	1,698,066	—	—	(845,490)	852,576
3/31/2015	2,848,327	—	334	(3,229,640)	(380,979)	2,848,327	—	334	(3,229,640)	(380,979)
Class I
9/30/2015	4,208,049	—	—	(9,722,755)	(5,514,706)	4,219,007	—	—	(9,722,755)	(5,503,748)
3/31/2015	14,058,932	—	8,102	(21,920,469)	(7,853,435)	14,058,932	—	8,102	(21,920,469)	(7,853,435)
Class L
9/30/2015	—	—	—	(92,222)	(92,222)	453	—	—	(92,222)	(91,769)
3/31/2015	455	—	348	(882,549)	(881,746)	454	—	348	(882,549)	(881,747)
Class O
9/30/2015	424,435	—	—	(895,430)	(470,995)	425,811	—	—	(895,430)	(469,619)
3/31/2015	586,077	—	191	(1,615,266)	(1,028,998)	586,077	—	191	(1,615,266)	(1,028,998)
Class W
9/30/2015	57,725	—	—	(50,092)	7,633	57,751	—	—	(50,092)	7,659
3/31/2015	1,067,460	—	6	(1,105,663)	(38,197)	1,067,460	—	6	(1,105,663)	(38,197)

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS
All Voya family of funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses during the period. The following are the principal risks associated with investing in the Fund. This is not, and is not intended to be, a description of all risks of investing in the Fund. A more detailed description of the risks of investing in the Fund is contained in the Fund’s current prospectus.
Credit and Interest Rate. Money market funds are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund’s investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Foreign Investments. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Regulatory. Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market fund regulation, which when implemented may, among other things, require the Fund to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Fund to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including the Fund. Compliance with the amended money market fund regulation is required in 2016. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of the Fund.
NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Fund paid no dividends or distributions during the six months ended September 30, 2015. The tax composition of dividends and distributions to shareholders for the year ended March 31, 2015 was as follows:
Ordinary Income	Long-term Capital Gains
$30,897	$317
The tax-basis components of distributable earnings as of March 31, 2015 were:
Undistributed Ordinary Income
$12,209
At March 31, 2015, the Fund did not have any capital loss carryovers for U.S. federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.
As of September 30, 2015, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.
NOTE 10 — RESTRUCTURING PLAN
Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.
In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.
NOTE 11 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of September 30, 2015 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
Asset-Backed Commercial Paper: 19.1%
2,500,000		Barton Capital LLC, 0.244%, due 10/02/15	$2,499,983	1.0
2,350,000		Barton Capital LLC, 0.254%, due 10/14/15	2,349,788	1.0
1,500,000	#	Barton Capital LLC, 0.263%, due 10/08/15	1,500,000	0.6
3,750,000	#	Barton Capital LLC, 0.265%, due 10/17/15	3,750,000	1.6
10,650,000		Concord Minutemen Capital Co., 0.191%, due 10/01/15	10,650,000	4.5
2,350,000		Crown Point Capital Co., 0.195%, due 10/05/15	2,349,945	1.0
7,750,000		Crown Point Capital Co., 0.202%, due 10/01/15	7,750,000	3.2
1,100,000		Jupiter Securitization Company LLC, 0.254%, due 11/05/15	1,099,733	0.5
3,250,000		Jupiter Securitization Company LLC, 0.427%, due 01/04/16	3,246,398	1.4
1,150,000		Old Line Funding LLC, 0.152%, due 10/02/15	1,149,995	0.5
2,200,000	#	Old Line Funding LLC, 0.336%, due 10/20/15	2,200,000	0.9
6,800,000	#	Old Line Funding LLC, 0.414%, due 10/16/15	6,800,000	2.9
		Total Asset Backed Commercial Paper (Cost $45,345,842)	45,345,842	19.1
Certificates of Deposit: 18.7%
3,500,000		Nordea Bank Finland NY, 0.295%, due 11/06/15	3,500,507	1.5
9,000,000		Norinchukin Bank NY, 0.220%, due 12/01/15	9,000,000	3.8
500,000		Norinchukin Bank NY, 0.366%, due 10/20/15	500,009	0.2
600,000		Rabobank Nederland NY, 0.321%, due 11/17/15	599,991	0.2
2,750,000		Royal Bank of Canada NY, 0.293%, due 10/10/15	2,750,066	1.2
5,000,000		Royal Bank of Canada NY, 0.326%, due 10/15/15	5,000,000	2.1
1,000,000		Skandinav Enskilda Bank NY, 0.250%, due 10/02/15	1,000,001	0.4
1,500,000		Skandinav Enskilda Bank NY, 0.320%, due 10/06/15	1,500,035	0.6
4,850,000		Sumitomo Mitsui Bank NY, 0.140%, due 10/01/15	4,850,000	2.0
Principal Amount†			Value	Percentage of Net Assets
Certificates of Deposit: (continued)
3,250,000		Sumitomo Mitsui Bank NY, 0.340%, due 11/03/15	$3,250,446	1.4
250,000		Sumitomo Mitsui Bank NY, 0.356%, due 10/14/15	250,005	0.1
2,950,000		Svenska Handelsbanken NY, 0.235%, due 10/02/15	2,950,001	1.3
9,250,000	#	Thunder Bay Funding LLC, 0.288%, due 10/11/15	9,250,000	3.9
		Total Certificates of Deposit (Cost $44,401,061)	44,401,061	18.7
Financial Company Commercial Paper: 17.1%
400,000		ASB Finance Ltd., 0.173%, due 10/01/15	400,000	0.2
5,000,000		Australia & New Zealand Banking Group, 0.427%, due 10/19/15	5,000,000	2.1
1,500,000		Bank of Tokyo - Mitsubishi UFJ NY, 0.162%, due 10/07/15	1,499,960	0.6
4,200,000		Bank of Tokyo - Mitsubishi UFJ NY, 0.163%, due 10/05/15	4,199,925	1.8
11,000,000		Caterpillar Financial Services Corp., 0.132%, due 10/02/15	10,999,960	4.6
700,000		Commonwealth Bank of Australia, 0.203%, due 10/02/15	699,996	0.3
1,500,000		Mitsubishi UFJ Trust and Banking NY, 0.183%, due 10/14/15	1,499,903	0.6
4,000,000		Nordea Bank AB, 0.193%, due 10/06/15	3,999,895	1.7
6,250,000		Skandinaviska Enskilda Banken AB, 0.223%, due 10/02/15	6,249,962	2.6
700,000		Skandinaviska Enskilda Banken AB, 0.244%, due 10/07/15	699,972	0.3
2,750,000		Societe Generale, 0.213%, due 10/01/15	2,750,000	1.2
350,000		Societe Generale, 0.254%, due 11/02/15	349,922	0.2
2,250,000		Sumitomo Mitsui Banking, 0.254%, due 10/06/15	2,249,922	0.9
		Total Financial Company Commercial Paper (Cost $40,599,417)	40,599,417	17.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
Government Agency Debt: 4.4%
500,000	Fannie Mae Discount Notes, 0.122%, due 11/02/15	$499,947	0.2
2,400,000	Federal Home Loan Bank Discount Notes, 0.071%, due 11/16/15	2,399,785	1.0
800,000	Federal Home Loan Bank Discount Notes, 0.101%, due 10/26/15	799,945	0.4
400,000	Federal Home Loan Bank Discount Notes, 0.101%, due 11/12/15	399,953	0.2
6,000,000	Federal Home Loan Bank Discount Notes, 0.132%, due 11/09/15	5,999,155	2.5
312,000	Freddie Mac Discount Notes, 0.203%, due 12/01/15	311,894	0.1
	Total Government Agency Debt (Cost $10,410,679)	10,410,679	4.4
Investment Companies: 9.3%
10,000,000	BlackRock Liquidity Funds, TempCash, Institutional, 0.088%, due 10/01/15	10,000,000	4.2
12,000,000	BlackRock Liquidity Funds, TempFund, Institutional, 0.084%, due 10/01/15	12,000,000	5.1
	Total Investment Companies (Cost $22,000,000)	22,000,000	9.3
Other Commercial Paper: 7.9%
450,000	KFW, 0.152%, due 10/05/15	449,992	0.2
9,750,000	KFW, 0.198%, due 10/06/15	9,749,736	4.1
8,650,000	Wal-Mart Stores, Inc., 0.154%, due 10/05/15	8,649,854	3.6
	Total Other Commercial Paper (Cost $18,849,582)	18,849,582	7.9
Other Notes: 11.2%
2,340,000	General Electric Capital Corp., 0.474%, due 10/10/15	2,341,131	1.0
170,000	General Electric Capital Corp., 0.874%, due 10/08/15	170,241	0.1
1,600,000	General Electric Co., 0.850%, due 10/09/15	1,600,204	0.7
5,150,000	JPMorgan Chase Bank NA, 0.455%, due 10/22/15	5,150,195	2.2
250,000	Royal Bank of Canada, 0.556%, due 12/16/15	250,107	0.1
1,000,000	Royal Bank of Canada, 0.649%, due 12/10/15	1,001,492	0.4
Principal Amount†			Value	Percentage of Net Assets
Other Notes: (continued)
4,750,000	#	Svenska Handelsbanken AB, 0.484%, due 10/04/15	$4,750,000	2.0
1,700,000		Svenska Handelsbanken AB, 0.795%, due 12/21/15	1,702,935	0.7
3,000,000		Toyota Motor Credit Corp., 0.302%, due 12/14/15	3,000,000	1.2
150,000		Toyota Motor Credit Corp., 0.610%, due 11/17/15	150,261	0.0
500,000		US Bank NA/Cincinnati OH, 0.415%, due 10/22/15	500,183	0.2
6,100,000		Wells Fargo Bank NA, 0.499%, due 12/22/15	6,100,000	2.6
		Total Other Notes (Cost $26,716,749)	26,716,749	11.2
Treasury Debt: 19.0%
3,500,000		United States Treasury Note, 0.250%, due 11/30/15	3,500,792	1.5
5,000,000		United States Treasury Note, 0.375%, due 01/31/16	5,005,381	2.1
11,600,000		United States Treasury Note, 2.125%, due 12/31/15	11,659,585	4.9
24,800,000		United States Treasury Note, 2.375%, due 03/31/16	25,072,636	10.5
		Total Treasury Debt (Cost $45,238,394)	45,238,394	19.0
Treasury Repurchase Agreement: 3.3%
7,714,000		Deutsche Bank Repurchase Agreement dated 09/30/2015, 0.07%, due 10/01/15, $7,714,015 to be received upon repurchase (Collateralized by $7,847,900, US Treasury Obligation, 1.00%, Market Value plus accrued interest $7,868,305 due 9/15/2018)	7,714,000	3.3
		Total Treasury Repurchase Agreement (Cost $7,714,000)	7,714,000	3.3
		Total Investments in Securities (Cost $261,275,724)	$261,275,724	110.0
		Liabilities in Excess of Other Assets	(23,739,482)	(10.0)
		Net Assets	$237,536,242	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of September 30, 2015 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2015
Asset Table
Investments, at fair value
Other Commercial Paper	$—	$18,849,582	$—	$18,849,582
Other Notes	—	26,716,749	—	26,716,749
Treasury Repurchase Agreement	—	7,714,000	—	7,714,000
Treasury Debt	—	45,238,394	—	45,238,394
Government Agency Debt	—	10,410,679	—	10,410,679
Asset Backed Commercial Paper	—	45,345,842	—	45,345,842
Financial Company Commercial Paper	—	40,599,417	—	40,599,417
Certificates of Deposit	—	44,401,061	—	44,401,061
Investment Companies	22,000,000	—	—	22,000,000
Total Investments, at fair value	$22,000,000	$239,275,724	$—	$261,275,724

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of September 30, 2015:
Counterparty	Treasury Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$7,714,000	$(7,714,000)	$—
Totals	$7,714,000	$(7,714,000)	$—

(1)
Collateral with a fair value of  $7,847,900 has been pledged in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

SAR-FIMM         (0915-112015)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 3, 2015